

Avid Technology Q4 & Full Year 2015 Business Update

March 15, 2016



Introduction

Jonathan Huang

VP Investor Relations

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

- Adjusted EBITDA
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Operating Income (loss)
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses

- Bookings, Marketed Bookings, Recurring Revenue Bookings
- Revenue Backlog

These Non-GAAP measures are defined in our Form 8-K filed today, and the Non-GAAP measures are reconciled with GAAP measures in our press release tables as well as in the supplemental financial information available on ir.avid.com, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this release provide helpful information to investors with respect to evaluating the Company's performance.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, among other things, estimated results of operations for 2016, 2017 and 2018, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, overall market growth rates in the range of 3.0-3.3%, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital; the anticipated benefits of the Orad acquisition, including estimated synergies, including effects on future financial and operating results; and our liquidity. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the “Forward Looking Statements” section of our press release issued today as well as the Risk Factors and Forward-Looking Statements sections of the Company’s 2015 Annual Report on Form 10-K. Copies of these filings are available from the SEC, the Avid Technology web site or the Company’s Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of March 15, 2016, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.



Business Overview

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer

Today's Call

Business Update

- Update on Avid Strategy
- 2015 Progress: Transformation On Track
- 2016 Initiatives: Driving Growth and Efficiency
- Post-Transformation View

Financial Update

- 2015 Full Year and Q4 Results
- Key Metrics
- 2016 Full Year Guidance
- 2017 and 2018 Longer Term Model
- Q1 2016 Guidance

Investment Highlights

Large and Growing Media Tech Market with Attractive Higher Growth Areas	▪ $54B heavily fragmented market with accessible high growth segments ▪ Deep penetration in heritage and new media markets with category leading products ▪ Digitization creating opportunities that leverage our strengths
Uniquely Positioned to Capitalize on Media Market Transition	▪ Distribution in almost 140 countries; trusted brand to largest global media companies; massive reseller network ▪ Open and extensible platform provides access to high growth segments
Dramatic Market Acceptance of New Platform Approach; Uniquely Addresses Industry Needs	▪ Strong Q4 growth in Bookings, Revenue and Adjusted EBITDA ▪ Over 32,000 MediaCentral Platform users (54% annual increase) ▪ Record Sinclair Transaction validates strategy ▪ 2016 guidance demonstrates continued progression
Significantly Increased Visibility with Transition to Recurring Revenue Base Accelerating	▪ Revenue backlog increased 16% annually ▪ Recurring revenue bookings were 55% of Q4 bookings (38% for full year) up from 21% in 2013 ▪ Active paying subscribers increased over 400% in the last year
Transformation on Track; Q2 2017 Completion Converts to Attractive Financial Model	▪ Non-marketed product roll-off completed, efficiency gains clarified, clear path to completion. ▪ Adjusted EBITDA and Free Cash Flow expected to increase dramatically post-transformation

Our Strategy

Focusing the company to address the most pressing industry and customer needs across the media value chain, leveraging…

Avid brand and category leading heritage products
+
Comprehensive global distribution network
+
Open end-to-end platform with Avid Everywhere
+
Industry leading services with the Avid Advantage
+
Deeper community engagement with the ACA

uniquely positioning us to expand wallet share, maximize lifetime customer value and target key market segments and growth categories across the value chain.

Transformation Beginning to Accelerate

In 2013, new management implemented a critical transformation strategy and has made significant and demonstrable progress…



Constant Currency LTM Bookings ($M)
New management appointed – full review of alternatives
Launched transformation
620
600
580
560
540
520
500
480
Restatement Process
Q4 2015 includes Sinclair 10 year managed services agreement
2011
2012
2013
2014
2015

Material Disruption From Multi-Year Restatement:

- ~$45M in restatement costs
- Delayed the transformation
- Financial statements difficult to understand
- $100M+ of cumulative restatement revenue headwinds mask impact of transformation

…despite disruption of inherited restatement, which took approximately 18 months to fully address and complete

Progress in All Key Areas

Platform Adoption

32,000+ users

54% annual increase

Vehicle for future cross-sales and maximizing lifetime value of customer

Revenue Visibility

$526M of Post-2010 Revenue backlog

16% increase vs. 2014

37% increase vs. 2013

Marketed Product Growth*

31% Marketed Bookings Growth In Q4

11% full year growth

All non-marketed products have now been sold though

Recurring Revenue Bookings Accelerating

55% of Q4 and…

38% of full year bookings are recurring

(18% in 2012 and 26% in 2014)

Tier 3 and Web Store Surging

Paying subscribers up 400% over end of 2014

Web Store bookings* up 42% in Q4 and

27% for the year

Key Metrics Validate Transformation Progress

* On constant $ basis

Market Acceptance Accelerating

- **Hundreds** of the largest global media enterprises have adopted the Avid Everywhere vision thus far
- **32,000+** MediaCentral Platform units sold by the end of 2015, representing a **54%** increase over the end of 2014
- Active paying subscribers grew **400%+** during 2015, to over **25,000** at year-end
  - Momentum continues into 2016 with another 7,000 active subscribers joining the community

Note: Avid Everywhere subscriptions are cumulative numbers through March 15, 2016

Market Acceptance Accelerating

Record breaking 10 year Sinclair technology deployment and managed services contract underscores potential of Avid Everywhere and the MediaCentral Platform

- Avid will provide customized newsroom and media management solutions based on the Avid Everywhere model to all of Sinclair Broadcast Group's 64 local news producing stations
- Innovative commercial approach and unique technology deployment model – made possible by Avid Everywhere – helps Sinclair cost-effectively keep its news operations at the forefront of technology for the next decade
- Demonstrates how Avid can both address the entire workflow and expand its solutions to include higher growth managed services

Note: Avid Everywhere subscriptions are cumulative numbers through March 15, 2016

2016 Key Initiatives Position Company for 2017

Profitable Growth

- Drive Platform Adoption
- Greater Cross-Sell and Up-Sell
- Better Leverage Reseller Network
- Expand Customer Ecosystem

Efficiency

- Mature Platform Enables Efficiency
- Final Stages of Talent Optimization and Facility Rationalization
- $68M of Annual Savings Identified

Community Engagement

- Growth of Alliance Partner Program
- Cloud Collaboration Takes Artist Community to the Next Level

People and Culture

- Finalize Organizational Alignment Program to Better Drive Initiatives

Transformation on Track for Completion by Q2 2017

The end of the transformation will be tied to three events:

Completion of roll-off of non-marketed products	Completion of the defined cost optimization projects	End of amortization of pre-2011 deferred revenue in all material respects
End of 2015	2nd Half of 2016	2nd Quarter of 2017

Financial model will materially improve post-transformation; but already seeing effects

2016 Guidance	2017-2018 Model	Post-Transformation
9-36% Adjusted EBITDA growth $37-47 million improvement in Free Cash Flow	16-19% Adjusted EBITDA Margins 31-57% Adjusted Free Cash Flow Conversion	28-32% Adjusted EBITDA Margins 70-80% Adjusted Free Cash Flow Conversion

Investment Highlights

Large and Growing Media Tech Market with Attractive Higher Growth Areas	▪ $54B heavily fragmented market with accessible high growth segments ▪ Deep penetration in heritage and new media markets with category leading products ▪ Digitization creating opportunities that leverage our strengths
Uniquely Positioned to Capitalize on Media Market Transition	▪ Distribution in almost 140 countries; trusted brand to largest global media companies; massive reseller network ▪ Open and extensible platform provides access to high growth segments
Dramatic Market Acceptance of New Platform Approach; Uniquely Addresses Industry Needs	▪ Strong Q4 growth in Bookings, Revenue and Adjusted EBITDA ▪ Over 32,000 MediaCentral Platform users (54% annual increase) ▪ Record Sinclair Transaction validates strategy ▪ 2016 guidance demonstrates continued progression
Significantly Increased Visibility with Transition to Recurring Revenue Base Accelerating	▪ Revenue backlog increased 16% annually ▪ Recurring revenue bookings were 55% of Q4 bookings (38% for full year) up from 21% in 2013 ▪ Active paying subscribers increased over 400% in the last year
Transformation on Track; Q2 2017 Completion Converts to Attractive Financial Model	▪ Non-marketed product roll-off completed, efficiency gains clarified, clear path to completion. ▪ Adjusted EBITDA and Free Cash Flow expected to increase dramatically post-transformation



Q4 2015 Financial Results

John Frederick

Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Transformation Already Yielding Results


($M)
Marketed Bookings
$600
$550
$500
$450
$400
2013
2014
2015


Non-GAAP Gross Margin
(Constant $)
62%
61%
60%
2013
2014
2015


MediaCentral Platform Adoption
(Cumulative Units)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2013
2014
2015

Avid has continued to deliver new growth and expanding margins and expects these trends to continue

Transition to Recurring Revenue Model Accelerating



($M)
Shift to Recurring Revenue Model
Recurring Revenue Bookings as % Total
Recurring Revenue Bookings
Bookings
% Total Bookings
$200
$175
$150
$125
$100
$75
40%
35%
30%
25%
20%
15%
10%
5%
0%
2013
2014
2015



Active Subscribers
30,000
25,000
20,000
15,000
10,000
5,000
-
Q1'15
Q2'15
Q3'15
Q4'15



($M)
Post-2010 Revenue Backlog
$550
$500
$450
$400
$350
$300
19%
16%
Q4'13
Q4'14
Q4'15

Avid active subscriber base up 5X since March 2015

Headwinds Subsiding

($ in millions)

Non-Marketed Bookings



$25.0
$20.0
$15.0
$10.0
$5.0
$-
2013
2014
2015

Pre-2011 Revenue & EBITDA



$200
$150
$100
$50
$0
Pre-2011 Revenue
Adj EBITDA
2012
2014
2015

Improved Cost Structure with $68M of New Savings…

($ in millions)



Non-GAAP Operating Expense
$300
$275
$250
$225
2012
2013
2014
2015
Non-GAAP Operating Expenses
Orad

$68M of incremental efficiency gains to be fully in run rate by end of 2016

- Platform benefits allowing greater innovation at a lower cost
- Final phase of facility rationalization, talent realignment and platform organizational alignment

Execution of efficiency gains and strong control environment will be central contributor to positive free cash flow in 2016

…Yielding Controllable Path to Positive 2016 Free Cash Flow

Q4 and Full Year 2015 Bookings

Q4 2015 Marketed Bookings (Constant $)
(in $ millions)


$200
$150
$100
$154
$201
+31%
Q4 2014
Q4 2015

Full Year 2015 Marketed Bookings (Constant $)
(in $ millions)


$600
$550
$500
$450
$400
$506
$562
+11%
FY 2014
FY 2015

Q4 2015 Bookings Mix


45%
55%
Recurring Related
Non-Recurring Related

Full Year 2015 Bookings Mix


38%
62%
Recurring Related
Non-Recurring Related

Q4 2015 Non-GAAP Operating Results

(in $ millions)

	As Reported				
	Q4 '15	**Q4 '14**	**Q3'15**	**YoY**	**Seq**
Revenue	139.7	128.2	137.4	8.9%	1.6%
Gross Margin	84.9	77.9	89.9	9.0%	-5.6%
% Revenue	60.8%	60.8%	65.4%		
Operating Expense	71.3	67.5	68.2	5.7%	4.7%
Adjusted EBITDA	17.0	14.3	25.0	19.0%	-31.9%
% Revenue	12.2%	11.1%	18.2%		

Q4’15 Revenue $140 million: 9% annual increase

- 13% increase on a constant currency basis
- $7 million headwind from Pre-2011 deferred revenue amortization

Gross Margins stable compared to Q4 2014

Improvement in Non-GAAP operating expenses, excluding Orad

- Excluding Orad acquisition lower both annually and sequentially
- Cost savings flow through from cost optimization projects

Full Year 2015 Non-GAAP Operating Results

(in $ millions)

	As Reported		
	FY 2015	FY 2014	YoY
Revenue	506.5	530.3	-4.5%
Gross Margin	313.9	326.5	-3.9%
% Revenue	62.0%	61.6%	
Operating Expense	272.4	$270.4	0.7%
Adjusted EBITDA	$55.2	$72.3	-23.7%
% Revenue	10.9%	13.6%	

FY 2015 Revenue $506.5M down 4.5% YoY

- Down 1.4 % constant $ YoY
- $12 million headwind from non-marketed Products
- $34 million headwind from Pre-2011 Deferred Revenue

Gross Margins Stable

- Improved overhead expenses in direct product costs
- Acceleration of MC 8 Deferred Rev Recognition

Non-GAAP operating expenses flat, including Orad

- Includes Orad acquisition (6 months)
- Cost savings flow through from cost optimization projects

Liquidity and Balance Sheet (as of December 31th 2015)

(in $ millions)

Q4 Adjusted Free Cash Flow	$2.3 million
Total Cash	$18 million
Total Revenue Backlog	$552 million, up 2% YoY
Post-2010 Revenue Backlog	$526 million, up 16% YoY
Days Sales Outstanding	38 days
Inventory Turnover	4.0 turns



Q4 2015 Financial Results

John Frederick

Executive Vice President, Chief Financial Officer and Chief Administrative Officer

2016 At-a-Glance

2016 will be a year focused on capitalizing on efficiency gains to achieve a leaner more directed cost structure and driving platform-enabled growth

Bookings
$500-536 million ($538 million in 2015)

Revenue
$500-525 million ($506 million in 2015)

Adjusted EBITDA
$60-75 million (up 9%-36%)

Adjusted Free Cash Flow
$2-12 million ($37 - $47 million increase)

Focused investments on high growth and strategic areas, including Alliances and Orad

Efficiency program resulting from platform strategy, silo elimination and completion of talent alignment targeting $68 million of annual savings







Financial Trending

(in $ millions)


Bookings (Constant $)
$580
$560
$540
$520
$500
$480
$518
$562
$566
$530
2014
2015
2016 Guidance


Bookings (as reported)
$550
$530
$510
$490
$470
$450
$519
$538
$536
$500
2014
2015
2016 Guidance


Revenue (as reported)
$540
$525
$510
$495
$480
$530
$506
$525
$500
2014
2015
2016 Guidance


Adjusted EBITDA (as reported)
$80
$70
$60
$50
$40
$30
$20
$72
$55
$75
$60
2014
2015
2016 Guidance

Platform Drives Growth and Efficiency Gains Resulting in Improved Financial Performance

Financial Trending

(in $ millions)


Non-GAAP Operating Expenses
$280
$270
$260
$250
$240
$270
$272
$262
$250
2014
2015
2016 Guidance


Non-GAAP Gross Margin
65%
63%
61%
59%
57%
55%
61.6%
62.0%
60.5%
59.5%
2014
2015
2016 Guidance


Adjusted Free Cash Flow
$20
$0
-$20
-$40
$13
($35)
$12
$2
2014
2015
2016 Guidance

Platform Drives Growth and Efficiency Gains Resulting in Improved Financial Performance

Longer Term View

(in $ millions)


Bookings (as reported)
$600
$550
$500
$450
$519
$538
$536
$500
$552
$515
$569
$530
2014
2015
2016 Guidance
2017 Guidance
2018 Guidance


Revenue (as reported)
$575
$550
$525
$500
$475
$450
$530
$506
$525
$500
$542
$515
$560
$530
2014
2015
2016 Guidance
2017 Guidance
2018 Guidance


Adjusted EBITDA (as reported)
$120
$100
$80
$60
$40
$20
$72
$55
$75
$60
$95
$80
$105
$90
2014
2015
2016 Guidance
2017 Guidance
2018 Guidance


Adjusted Free Cash Flow
$75
$50
$25
$0
-$25
-$50
$13
($35)
$12
$2
$40
$25
$60
$40
2014
2015
2016 Guidance
2017 Guidance
2018 Guidance

Beyond 2016, Adjusted Free Cash Flow Begins to Convert at Much Higher Rate

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see Appendix.

Q1 2016 Guidance

Bookings	Bookings (CFX)
$100 -$112M	$108 -$118M

Revenue	Non-GAAP Operating Expenses
$120 - $125M	$64-$66M

Adjusted EBITDA	Adjusted Free Cash Flow
$11 - $14M 9.2%-11.2% Adjusted EBITDA Margin	($9) – ($15M)



Conclusion

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer



Questions and Answers



Appendix

2016 Full Year Guidance

Bookings	Bookings (CFX)
$500 -$536M	$530 -$566M

Revenue	Operating Expenses
$500 - $525M	$250-$262M

Adjusted EBITDA	Adjusted Free Cash Flow
$60 - $75M 12.0%-14.3% Adjusted EBITDA Margin	$2 - 12M

Longer Term View

	2014	2015	2016 Guidance		2017 Guidance		2018 Guidance	
			Low	High	Low	High	Low	High
Bookings - AFX	519	538	500	536	515	552	530	569
Bookings - CFX	518	562	530	566	546	583	562	600
Non-GAAP Revenue	**$530**	**$506**	**$500**	**$525**	**$515**	**$542**	**$530**	**$560**
Growth		*-4.5%*	*-1.2%*	*3.8%*	*3.0%*	*3.3%*	*3.0%*	*3.3%*
Non-GAAP Gross Margin	326	314	298	318	312	334	324	347
Gross Margin %	61.6%	62.0%	59.5%	60.5%	60.5%	61.5%	61.0%	62.0%
Non-GAAP Operating Expenses	270	272	250	262	245	255	252	263
Adjusted EBITDA	**$72**	**$55**	**$60**	**$75**	**$80**	**$95**	**$90**	**$105**
Adjusted Free Cash Flow	**$13**	**$(35)**	**$2**	**$12**	**$25**	**$40**	**$40**	**$60**

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see Appendix.

Longer Term Financial Guidance Key Assumptions

Bookings and Revenue

- Revert to traditional media technology market growth rates
  - 3.0% to 3.3% used in model
- Pre-2011 revenue amortization ends in all material respects after 2016
  - Approximately $1.0 million remains in 2017 and $0.1 million in 2018
- Continued shift to more recurring revenue contracts

Costs and Expenses

- Remainder of 2016 $68 million annualized efficiency gains reflected beginning of 2017
  - $40-$45 million expected to be realized in 2016 with the remainder in the exit 2016 run rate.
- Typical market inflation applied to non-product related costs
- Mild improvement in gross margins as Avid continues to offer more IP based solutions